CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Registration Statement on Form N-4 (the “Registration Statement”) of our report dated April 27, 2015, relating to the financial statements of Separate Account A, which appears in such Registration Statement. We also consent to the use in this Registration Statement of our report dated April 27, 2015, relating to the consolidated financial statements of The Variable Annuity Life Insurance Company, which appears in such Registration Statement. We also consent to the reference to us under the heading “Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

April 27, 2015